January 17, 2012

Supplement

SUPPLEMENT DATED JANUARY 17, 2012 TO THE PROSPECTUS OF
MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
Dated April 29, 2011

Effective January 17, 2012, Sanjay Verma will no longer be managing the Fund. As a result, effective January 17, 2012, all references to Mr. Verma will be deleted from the Prospectus. In addition, the following changes to the Prospectus are effective as of January 17, 2012:

The section of the Prospectus entitled "Fund Summary—Investment Adviser—Portfolio Managers." is hereby deleted and replaced with the following:

The Fund is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund's portfolio is shown below:

Name	Title with Adviser	Date Began Managing Fund
Divya Chhibba	Vice President	March 2011

Jaidip Singh	Executive Director	November 2003

Neil Stone	Managing Director	January 2012

The second and third paragraphs under the section of the Prospectus entitled "Fund Details—Fund Management" are hereby deleted and replaced with the following:

The Fund is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Divya Chhibba, Jaidip Singh and Neil Stone.

Ms. Chhibba has been associated with the Adviser in an investment management capacity since 2005. Mr. Singh has been associated with the Adviser in an investment management capacity since 1996. Mr. Stone has been associated with the Adviser in an investment management capacity since 1995.

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All references to the defined term "Investment Adviser" in the Prospectus are hereby deleted and replaced with "Adviser."

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

USGSPT1 1/12

January 17, 2012

Supplement

SUPPLEMENT DATED JANUARY 17, 2012 TO THE
STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
Dated April 29, 2011

Effective January 17, 2012, Sanjay Verma will no longer be managing the Fund. As a result, effective January 17, 2012, all references to Mr. Verma will be deleted from the Statement of Additional Information. In addition, the following changes to the Statement of Additional Information are effective as of January 17, 2012:

The section of the Statement of Additional Information entitled "V. Investment Advisory and Other Services—G. Fund Management—Other Accounts Managed by the Portfolio Managers " is hereby deleted and replaced with the following:

Other Accounts Managed by Portfolio Managers at December 31, 2010 (unless otherwise indicated):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Divya Chhibba*	2	$1.3 billion	—	—	—	—
Jaidip Singh	11	$2.5 billion	—	—	19	$6.1 billion(1)
Neil Stone**	9	$ 958.4 million	—	—	64	$ 12.5 billion(2)

*  As of April 21, 2011.

**  As of September 30, 2011.

(1)  Of these other accounts, two accounts with a total of approximately $1.1 billion in assets, had performance-based fees.

(2)  Of these other accounts, one accounts with a total of approximately $725.7 million in assets, had performance-based fees.

The section of the Statement of Additional Information entitled "V. Investment Advisory and Other Services—G. Fund Management—Securities Ownership of Portfolio Managers" is hereby deleted and replaced with the following:

As of December 31, 2010, Ms. Chhibba and Mr. Singh did not own any shares of the Fund. As of September 30, 2011, Mr. Stone did not own any shares of the Fund.

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All references to the defined term "Investment Adviser" in the Statement of Additional Information are hereby deleted and replaced with "Adviser."

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.